EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Irwin Goldberg his true and lawful attorney-in-fact with power of substitution and re-substitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act of 1933 (the "Securities Act"), and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission") in connection with the registration under the Securities Act of the common shares of beneficial interest of the registrant, including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the board of trustees or officer of the registrant, this registration statement on Form S-3 and/or such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate in respect of the common shares of beneficial interest of the registrant, to any and all amendments thereto (including post-effective amendments) to this registration statement, to any related Rule 462(b) registration statement and to any other documents filed with the Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitutes, may lawfully do or cause to be done by virtue hereof.


               SIGNATURE                                TITLE                                  DATE
               ---------                                -----                                  ----
          /s/ Steven Roth                   Chairman of the Board of Trustees             April 28, 2000
---------------------------------------     (Principal Executive Officer)
              Steven Roth

     /s/ Michael D. Fascitelli              President and Trustee                         April 28, 2000
---------------------------------------
         Michael D. Fascitelli

        /s/ Irwin Goldberg                  Vice President-Chief Financial                April 28, 2000
---------------------------------------     Officer (Principal Financial and
            Irwin Goldberg                      Accounting Officer)

       /s/ David Mandelbuam                            Trustee                            April 28, 2000
---------------------------------------
           David Mandelbaum

         /s/ Stanley Simon                             Trustee                            April 28, 2000
---------------------------------------
             Stanley Simon

         /s/ Ronald Targan                             Trustee                            April 28, 2000
---------------------------------------
             Ronald Targan

         /s/ Richard West                              Trustee                            April 28, 2000
---------------------------------------
             Richard West

      /s/ Russell Wight, Jr.                           Trustee                            April 28, 2000
---------------------------------------
          Russell Wight, Jr.
